UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 28, 2008

MTS SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-2382	41-0908057
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14000 Technology Drive
Eden Prairie, Minnesota		55344
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (952) 937-4000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.              Completion of Acquisition of Disposition of Assets.

On September 28, 2008, MTS Systems Corporation, through its wholly-owned subsidiary MTS Systems (China) Co., Ltd. (collectively the “Company”), completed its acquisition of substantially all the assets of the SANS Group, a privately held company based in Shenzhen China, for a purchase price of $43,600,000 (USD), pursuant to a Master Asset Purchase Agreement dated April 28, 2008, as modified by a Mutual Waiver Agreement dated July 31, 2008, as amended. The assets, which are used to manufacture static tension and compression materials testing machines, consist of real estate, furniture and fixtures, facilities, property, machinery and equipment, automobiles, inventory, accounts receivable, advances from customers, accounts payable, other receivables, intellectual property, patents, trademarks, trade secrets, copyrights, domain names, goodwill, product designs, bills of material, customer lists, customer contracts, sales channels, computer software, data files and all computer hardware and peripherals of the SANS Group. The acquisition excludes certain defined assets and liabilities of the SANS Group.

The SANS Group is comprised of Shenzhen SANS Material Testing Co., Ltd., Shenzhen SANS Measurement Technique Co., Ltd., and Shanghai SANS Testing Machine Co., Ltd., each a domestic limited liability company existing under the laws of the Peoples Republic of China and none of which had any previous material relationship with the Company or, to the Company’s knowledge, its affiliates.

Through September 28, 2008, the Company has paid the SANS Group the RMB equivalent of $26,400,000. On or before November 3, 2008, $6,300,000 will be placed into a joint MTS/SANS escrow account to satisfy potential indemnification claims by the Company and $10,900,000 will be paid upon the satisfactory completion of certain post-closing conditions. The Company funded the purchase price through a combination of cash on hand and the use of its credit facility.

On October 2, 2008, the Company issued a press release announcing the closing of the acquisition. The complete text of the press release is attached here to as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description of Exhibit
2.1	Master Asset Purchase Agreement by and between the Company and the SANS Group dated April 28, 2008.
2.2	Mutual Waiver Agreement by and between the Company and the SANS Group dated July 31, 2008.
2.3	Amendment to Mutual Waiver Agreement between the Company and the SANS Group dated August 29, 2008.
2.4	Second Amendment to Mutual Waiver Agreement between the Company and the SANS Group dated September 26, 2008.
2.5	Third Amendment to Mutual Waiver Agreement between the Company and the SANS Group dated September 27, 2008.
99.1	Press Release dated October 2, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MTS SYSTEMS CORPORATION
(Registrant)

Date: October 2, 2008	By:	/s/SUSAN E. KNIGHT
Susan E. Knight
Vice President and Chief Financial Officer

MTS SYSTEMS CORPORATION

FORM 8-K CURRENT REPORT

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
2.1	Master Asset Purchase Agreement by and between the Company and the SANS Group dated April 28, 2008.
2.2	Mutual Waiver Agreement by and between the Company and the SANS Group dated July 31, 2008.
2.3	Amendment to Mutual Waiver Agreement between the Company and the SANS Group dated August 29, 2008.
2.4	Second Amendment to Mutual Waiver Agreement between the Company and the SANS Group dated September 26, 2008.
2.5	Third Amendment to Mutual Waiver Agreement between the Company and the SANS Group dated September 27, 2008.
99.1	Press Release dated October 2, 2008.